SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):

                               December 15, 1998
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                        Phoenix Gold International, Inc.
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              (Exact name of registrant as specified in its charter)



     Oregon                   0-25866                  93-1066325
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 (State  or other        (Commission  File  No.)       (IRS  Employer
  jurisdiction of                                      Identification No.)
  incorporation)


9300 North Decatur Street, Portland, Oregon                    97203
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:

                                 (503) 288-2008
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Item 5.  Other Events.

     On December 15, 1998, Phoenix Gold International, Inc. announced that it had completed the purchase of 216,000 shares of its common stock at the prevailing market price on December 10, 1998, for an aggregate of approximately $351,000. A copy of the news release dated December 15, 1998 disclosing the purchase is attached as Exhibit 99(a) to this Current Report on Form 8-K.



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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                   99(a)  Press release, dated December 15, 1998.

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                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PHOENIX GOLD INTERNATIONAL, INC.
                                     (Registrant)



Date: December 18, 1998              By: /s/ Joseph K. O'Brien
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                                         Joseph K. O'Brien
                                         Chief Financial Officer



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                                  EXHIBIT INDEX
Exhibit No.                                                  Page
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     99(a) Press release, dated December 15, 1998               6